Intangible Assets	12 Months Ended
Dec. 31, 2017
Indefinite-Lived Intangible Assets (Excluding Goodwill) [Abstract]
Intangible Assets
Intangible Assets

Customer relationships and other intangible assets are obtained as part of acquired businesses and are amortized over their estimated useful lives, generally five to 10 years, using accelerated methods. Trademarks determined to have indefinite lives are not amortized. Certain other trademarks are amortized over periods ranging up to 15 years. As of December 31, 2017 and 2016, trademarks carried at $48 million and $80 million, respectively, were classified as indefinite-lived.

Intangible assets as of December 31, 2017 consist of the following (in millions):

	Cost	Accumulated Amortization	Net
Customer relationships and other	$6,220	$(2,427)	$3,793
Trademarks	149	(57)	92
	$6,369	$(2,484)	$3,885

Intangible assets as of December 31, 2016 consist of the following (in millions):

	Cost	Accumulated Amortization	Net
Customer relationships and other	$6,288	$(1,835)	$4,453
Trademarks	180	(43)	137
	$6,468	$(1,878)	$4,590

Amortization expense for intangible assets with finite lives, including the contract intangible in our Brazilian Venture, which is amortized as a reduction of revenue, was $670 million, $518 million and $245 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Estimated amortization of intangibles, including the contract intangible in our Brazilian Venture, which is amortized as a reduction in revenue, for the next five years is as follows (in millions):

2018	$666
2019	655
2020	478
2021	447
2022	429